                               EXHIBIT 5


EQUITABLE LIFE INSURANCE                          VARIABLE ANNUITY APPLICATION
COMPANY OF IOWA
[Column Format, Left Column]
_____________________________________________________________________________

Annuity plan applied for: ___________________________________________________
Maturity Date (Date on which benefit payments are to begin.)   __/__/__
______________________________________________________________________________
ANNUITANT INFORMATION
______________________________________________________________________________
Full Name__________________________________________________________[ ] M [ ] F
Address_______________________________________________________________________
City________________________________________ State____  Zip___________________
Date of Birth __/__/__  Social Security #_____________________________________
______________________________________________________________________________

OWNER INFORMATION   (If different from Annuitant)
______________________________________________________________________________
Full Name__________________________________________________________[ ] M [ ] F
Address_______________________________________________________________________
City________________________________________ State____  Zip___________________
Date of Birth __/__/__  Social Security #_____________________________________
______________________________________________________________________________

JOINT OWNER INFORMATION
______________________________________________________________________________
Full Name__________________________________________________________[ ] M [ ] F
Address_______________________________________________________________________
City________________________________________ State____  Zip___________________
Date of Birth __/__/__  Social Security #_____________________________________
______________________________________________________________________________

PRIMARY BENEFICIARY INFORMATION
______________________________________________________________________________

Name                % To Receive      Relationship            Soc. Sec. #
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

CONTINGENT BENEFICIARY INFORMATION
______________________________________________________________________________
Name                % To Receive      Relationship            Soc. Sec. #
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

PURCHASE PAYMENT INFORMATION
______________________________________________________________________________
A.  Initial Purchase Payment $________________________________________________
B.  Modal Payment Amount $____________________________________________________
[ ] Monthly [ ] Qrtly [ ] Semi-Annl [ ] Annual
______________________________________________________________________________

TYPE OF PLAN
______________________________________________________________________________

A.  [ ] Non-Qualified  [ ] IRA [ ] SEP-IRA [ ] 403(b)
    [ ] OTHER ____________________
B.  [ ] 1035 Exchange  [ ] Rollover  [ ] Transfer

I acknowledge that I understand the withdrawal restrictions under Internal Revenue Code Section 403(b)(11) on contributions and earnings and have received a prospectus explaining the restrictions. I understand the other investment alternatives available under the employer's 403(b) arrangement to which I may elect to transfer my contract value.

C.  Is the policy applied for to replace or change any existing life insurance
    or annuity  contract?   [ ] Yes  [ ] No
______________________________________________________________________________

PURCHASE PAYMENT ALLOCATION
______________________________________________________________________________

Enter desired Subaccount code and indicate percent of Purchase Payment allocation. Use whole percentages only. If more room is needed, use back of application.

Subaccount         Percent(%)        Subaccount         Percent(%)
_____________      _____________     _____________      _____________
_____________      _____________     _____________      _____________
_____________      _____________     _____________      _____________
_____________      _____________     Fixed Account      _____________
                                     Total Percent               100%

Under certain circumstances, as described in the accompanying Prospectus, the initial purchase payment will be allocated to the Money Market Portfolio until the expiration of the right to examine period. Thereafter, the purchase payments will be allocated as directed in this section.
______________________________________________________________________________
[RIGHT COLUMN]
______________________________________________________________________________
TELEPHONE TRANSFER AUTHORIZATION
______________________________________________________________________________
THE OWNER AND REGISTERED REPRESENTATIVE WILL AUTOMATICALLY BE ABLE TO TRANSFER ACCOUNT VALUES AND CHANGE THE PURCHASE PAYMENT ALLOCATION BY TELEPHONE UNLESS INDICATED BELOW.

[ ] Do not accept telephone transfers on this annuity.
[ ] Accept telephone transfers from the owner only.

The following individuals may also make telephone on this annuity.

        Name                            Social Security Number
___________________________________     ______________________________________
___________________________________     ______________________________________

Equitabke Life of Iowa reserves teh right to restrict the frequency of transfers and to otherwise modify conditions or terminate this telephone privilege at any time without prior notice. The owner agrees to indeminfy Equitable Life of Iowa, the fund involved, and their agents, and hold them harmless for any such transfer made by telephone relying on this authorization.
______________________________________________________________________________

SIGNATURES
______________________________________________________________________________
Tt is understood and agreed that:

(1) The statements made shall form the exclusive basis of any Annuity Contract or Certificate issued hereon;
(2) Only the President or Secretary can make, modify, discharge, or waive any of the Company's rights;
(3) The Annuity Contracts or Certificates are not effective until the initial purchase payment is received by the Company;
(4) CHECKS MUST BE MADE PAYABLE TO THE COMPANY. CHECKS ARE NOT TO BE MADE PAYABLE TO THE AGENT. THE CANCELLED CHECK IS YOUR RECEIPT;
(5) THERE IS A SUBSTANTIAL PENALTY FOR EARLY SURRENDER.

I agree that the above information contained in the application is true and correct to the best of my knowledge and belief and is made as the basis for my application. I UNDERSTAND THAT ANNUITY PAYMENTS AND TOTAL WITHDRAWAL VALUES (IF ANY) PROVIDED BY THIS CONTRACT WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. HOWEVER, FIXED ACCOUNT VALUES ARE GUARANTEED AS TO A FIXED DOLLAR AMOUNT. RECEIPT OF A CURRENT VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED. Under penalty of perjury, I certify that my social security number listed above is correct and that I am not currently subject to backup withholding. Application made at:

City_________________________________ State_____________ Date _____/_____/_____

Owner's Signature _____________________________________________________________
Telephone (____)__________________________
______________________________________________________________________________

REGISTERED REPRESENTATIVE REPORT
______________________________________________________________________________
To the best of your knowledge, does the policy applied for involve replacement or modification of any existing Life Insurance or Annuity contract? [ ]Yes [ ]No If Yes, complet the followingand submit required replacement forms.
[ ] Life Insurance [ ] Annuity [ ] Cost Basis $_____________
FOR COMMISSION SPLITS, ATTACH A SEPARATE SHEET AND INCLUDE ALL OF THE INFORMATION BELOW INCLUDING SIGNATURE.
THE
Agent Name____________________________________  Agent No. ____________________

Address_______________________________________________________________________

City___________________________________ State___________________ Zip__________

Telephone (____)__________________________

Broker/Dealer ________________________________________________________________

Agent's Signature ____________________________________________________________

Date Signed __________________________________________________________________


        EQUITABLE LIFE OF IOWA o P.O. BOX 9271, DES MOINES, IA 50306-9271

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